Exhibit 99.1

List of Filing Subsidiaries

Name	Jurisdiction of Formation
190 Flamingo, LLC	Nevada
3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	Nevada
3535 LV Parent, LLC	Delaware
AJP Holdings, LLC	Delaware
AJP Parent, LLC	Delaware
B I Gaming Corporation	Nevada
Bally’s Midwest Casino, Inc.	Delaware
Bally’s Park Place, Inc.	New Jersey
Bally’s Las Vegas Manager, LLC	Delaware
Benco, Inc.	Nevada
Biloxi Hammond, LLC	Delaware
Biloxi Village Walk Development, LLC	Delaware
BL Development Corp.	Minnesota
Boardwalk Regency Corporation	New Jersey
BPP Providence Acquisition Company, LLC	Delaware
Caesars Air, LLC	Delaware
Caesars Baltimore Acquisition Company, LLC	Delaware
Caesars Baltimore Development Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Entertainment Canada Holding, Inc.	Nevada
Caesars Entertainment Finance Corp.	Nevada
Caesars Entertainment Golf, Inc.	Nevada
Caesars Entertainment Retail, Inc.	Nevada
Caesars Entertainment Windsor Limited (f/k/a Caesars Entertainment Windsor Holding, Inc.)	Canada
Caesars Escrow Corporation (f/k/a Harrah’s Escrow Corporation)	Delaware
Caesars India Sponsor Company, LLC	Nevada
Caesars License Company, LLC (f/k/a Harrah’s License Company, LLC)	Nevada
Caesars Marketing Services Corporation (f/k/a Harrah’s Marketing Services Corporation)	Nevada
Caesars Massachusetts Acquisition Company, LLC	Delaware
Caesars Massachusetts Development Company, LLC	Delaware
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars Massachusetts Management Company, LLC	Delaware
Caesars New Jersey, Inc.	New Jersey
Caesars Ohio Acquisition, LLC	Delaware
Caesars Ohio Investment, LLC	Delaware
Caesars Operating Escrow LLC (f/k/a Harrah’s Operating Escrow LLC)	Delaware
Caesars Palace Corporation	Delaware
Caesars Palace Realty Corporation	Nevada
Caesars Palace Sports Promotions, Inc.	Nevada
Caesars Riverboat Casino, LLC	Indiana
Caesars Trex, Inc.	Delaware
Caesars United Kingdom, Inc.	Nevada
Caesars World Marketing Corporation	New Jersey
Caesars World Merchandising, Inc.	Nevada
Caesars World, Inc.	Florida
California Clearing Corporation	California
Casino Computer Programming, Inc.	Indiana
CG Services, LLC	Delaware
Chester Facility Holding Company, LLC	Delaware

Name	Jurisdiction of Formation
Christian County Land Acquisition Company, LLC	Delaware
Consolidated Supplies, Services and Systems	Nevada
Corner Investment Company Newco, LLC	Delaware
Cromwell Manager, LLC	Delaware
CZL Development Company, LLC	Delaware
CZL Management Company, LLC	Delaware
DCH Exchange, LLC	Nevada
DCH Lender, LLC	Nevada
Des Plaines Development Limited Partnership	Delaware
Desert Palace, Inc.	Nevada
Durante Holdings, LLC	Nevada
East Beach Development Corporation	Mississippi
FHR Corporation	Nevada
FHR Parent, LLC	Delaware
Flamingo-Laughlin Parent, LLC	Delaware
Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	Nevada
GCA Acquisition Subsidiary, Inc.	Minnesota
GNOC, Corp.	New Jersey
Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc.—Biloxi)	Minnesota
Grand Casinos of Mississippi, LLC—Gulfport	Mississippi
Grand Casinos, Inc.	Minnesota
Grand Media Buying, Inc.	Minnesota
Harrah South Shore Corporation	California
Harrah’s Arizona Corporation	Nevada
Harrah’s Bossier City Investment Company, L.L.C.	Louisiana
Harrah’s Bossier City Management Company, LLC	Nevada
Harrah’s Chester Downs Investment Company, LLC	Delaware
Harrah’s Chester Downs Management Company, LLC	Nevada
Harrah’s Illinois Corporation	Nevada
Harrah’s Interactive Investment Company	Nevada
Harrah’s International Holding Company, Inc.	Delaware
Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation)	Nevada
Harrah’s Iowa Arena Management, LLC	Delaware
Harrah’s Management Company	Nevada
Harrah’s Maryland Heights Operating Company	Nevada
Harrah’s MH Project, LLC	Delaware
Harrah’s NC Casino Company, LLC	North Carolina
Harrah’s New Orleans Management Company	Nevada
Harrah’s North Kansas City LLC (f/k/a Harrah’s North Kansas City Corporation)	Missouri
Harrah’s Operating Company Memphis, LLC	Delaware
Harrah’s Pittsburgh Management Company	Nevada
Harrah’s Reno Holding Company, Inc.	Nevada
Harrah’s Shreveport Investment Company, LLC	Nevada
Harrah’s Shreveport Management Company, LLC	Nevada
Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware
Harrah’s Shreveport/Bossier City Investment Company, LLC	Delaware
Harrah’s Southwest Michigan Casino Corporation	Nevada
Harrah’s Travel, Inc.	Nevada
Harrah’s West Warwick Gaming Company, LLC	Delaware
Harveys BR Management Company, Inc.	Nevada
Harveys C.C. Management Company, Inc.	Nevada
Harveys Iowa Management Company, Inc.	Nevada
Harveys Tahoe Management Company, Inc.	Nevada
H-BAY, LLC	Nevada

Name	Jurisdiction of Formation
HBR Realty Company, Inc.	Nevada
HCAL, LLC	Nevada
HCR Services Company, Inc.	Nevada
HEI Holding Company One, Inc.	Nevada
HEI Holding Company Two, Inc.	Nevada
HHLV Management Company, LLC	Nevada
HIE Holdings Topco, Inc.	Delaware
Hole in the Wall, LLC	Nevada
Horseshoe Cincinnati Management, LLC	Delaware
Horseshoe Cleveland Management, LLC	Delaware
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
Horseshoe Ohio Development, LLC	Delaware
Horseshoe Shreveport, L.L.C.	Louisiana
HTM Holding, Inc.	Nevada
JCC Holding Company II Newco, LLC	Delaware
Koval Holdings Company, LLC	Delaware
Koval Investment Company, LLC	Nevada
Las Vegas Golf Management, LLC	Nevada
Las Vegas Resort Development, Inc.	Nevada
Laundry Parent, LLC	Delaware
LVH Corporation	Nevada
LVH Parent, LLC	Delaware
Martial Development Corp.	New Jersey
Nevada Marketing, LLC	Nevada
New Gaming Capital Partnership	Nevada
Ocean Showboat, Inc.	New Jersey
Octavius Linq Holding Co., LLC	Delaware
Parball Corporation	Nevada
Parball Parent, LLC	Delaware
PH Employees Parent LLC	Delaware
PHW Investments, LLC	Delaware
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
Players Bluegrass Downs, Inc.	Kentucky
Players Development, Inc.	Nevada
Players Holding, LLC	Nevada
Players International, LLC	Nevada
Players LC, LLC	Nevada
Players Maryland Heights Nevada, LLC	Nevada
Players Resources, Inc.	Nevada
Players Riverboat II, LLC	Louisiana
Players Riverboat Management, LLC	Nevada
Players Riverboat, LLC	Nevada
Players Services, Inc.	New Jersey
Reno Crossroads LLC	Delaware
Reno Projects, Inc.	Nevada
Rio Development Company, Inc.	Nevada
Robinson Property Group Corp.	Mississippi
Roman Entertainment Corporation of Indiana	Indiana
Roman Holding Corporation of Indiana	Indiana

Name	Jurisdiction of Formation
Showboat Atlantic City Mezz 1, LLC	Delaware
Showboat Atlantic City Mezz 2, LLC	Delaware
Showboat Atlantic City Mezz 3, LLC	Delaware
Showboat Atlantic City Mezz 4, LLC	Delaware
Showboat Atlantic City Mezz 5, LLC	Delaware
Showboat Atlantic City Mezz 6, LLC	Delaware
Showboat Atlantic City Mezz 7, LLC	Delaware
Showboat Atlantic City Mezz 8, LLC	Delaware
Showboat Atlantic City Mezz 9, LLC	Delaware
Showboat Atlantic City Operating Company, LLC	New Jersey
Showboat Atlantic City Propco, LLC	Delaware
Showboat Holding, Inc.	Nevada
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois
Tahoe Garage Propco, LLC	Delaware
The Quad Manager, LLC	Delaware
Thistledown Management, LLC	Delaware
TRB Flamingo, LLC	Nevada
Trigger Real Estate Corporation	Nevada
Tunica Roadhouse Corporation (f/k/a Sheraton Tunica Corporation)	Delaware
Village Walk Construction, LLC	Delaware
Winnick Holdings, LLC	Delaware
Winnick Parent, LLC	Delaware